UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12.

AMERICAN DG ENERGY INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN DG ENERGY INC.
45 First Avenue
Waltham, Massachusetts 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 29, 2009

To the Stockholders of American DG Energy Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of Stockholders of American DG Energy Inc., a Delaware corporation (the “company”, “we”, “our” or “us”), will be held at the company’s corporate headquarters at 45 First Avenue, Waltham, Massachusetts, on Friday, May 29, 2009 at 1:00 p.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

(1)	To elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified;
(2)	To ratify the selection by the Audit Committee of our Board of Directors (the “Board”) of the firm of Vitale, Caturano, P.C. (“Caturano”) as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Only stockholders of record at the close of business on April 28, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the secretary of the company, 45 First Avenue, Waltham, Massachusetts 02451, for a period of ten (10) days prior to the Annual Meeting.

The Proxy Statement and form of proxy, together with a copy of the company’s annual report for the fiscal year ended December 31, 2008, containing consolidated financial statements, is being sent to stockholders on April 29, 2009. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board,
John N. Hatsopoulos Chief Executive Officer

Waltham, Massachusetts
April 29, 2009

AMERICAN DG ENERGY INC.
45 First Avenue
Waltham, Massachusetts 02451

PROXY STATEMENT FOR THE
2009 ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?
A:	The Board.
Q:	Where and when is the Annual Meeting?
A:	The Annual Meeting will be held at our corporate offices located at 45 First Avenue, Waltham, Massachusetts, 02451, on May 29, 2009 at 1:00 p.m. local time.
Q:	Who can vote at the Annual Meeting?
A:	All shareholders of record at the close of business on April 28, 2009, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. If on that date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. If on that date, your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. As of the close of business on the record date, 35,771,400 shares of our common stock were outstanding.
Q:	What constitutes a quorum for the meeting?
A:	A quorum is required for shareholders to conduct business at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to establish a quorum at the meeting. On the record date, April 28, 2009, there were 35,771,400 shares of our common stock outstanding. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a customer’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately.
Q:	What am I voting on?
A:	You are voting on the following proposals:
(1)	To elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified;
(2)	To ratify the selection by the Audit Committee of our Board of the firm of Caturano, as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
(3)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements of the Annual Meeting.

Q:	How many votes do I have and how are votes counted?
A:	Each share of our common stock is entitled to one vote on matters brought before the Annual Meeting. The shares represented by the proxy will be voted at the Annual Meeting by the proxy holder as specified by the person solicited.
Q:	My shares are held in the “street name.” Will my broker vote my shares?
A:	If you hold your shares in “street name,” your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on such a matter, your shares may not be voted. Shares of common stock represented by “broker non-votes” will, however, be counted in determining whether there is a quorum.
Q:	Will abstentions and broker non-votes affect the voting results?
A:	Abstentions will be counted by the election inspector towards determining whether a quorum is present. With respect to Proposal 2, which requires approval of a majority of shares entitled to vote and represented in person or by proxy, abstentions will have the same effect as voting against the proposal. With respect to Proposal 1, for which each nominee must receive a plurality of shares entitled to vote and represented in person or by proxy, abstentions will have no legal effect on the outcome of the vote. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the uncontested election of directors described in Proposal 1 or the approval of auditors described in Proposal 2. In contrast, brokers do not have discretionary authority to vote shares held in “street name” on non-routine matters without your instructions. Broker non-votes will be counted by the election inspector towards determining whether a quorum is present. Broker non-votes will not be counted as present and entitled to vote on a particular proposal and therefore will have no effect on the outcome of the vote on any proposal. Stockholders are advised to forward their voting instructions promptly so as to afford brokers sufficient time to process such instructions.
Q:	How does the Board recommend that I vote on the proposals?
A:	The Board recommends that you vote “FOR”: (1) to elect five (5) directors of the company to serve a term of one (1) year or until their successors are duly elected and qualified; and (2) to ratify the selection by the Audit Committee of our Board of the firm of Caturano as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
Q:	What should I do now?
A:	Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should indicate your vote now even if you expect to attend the Annual Meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, right up to the day of the Annual Meeting and will ensure that your shares are voted if you later find you cannot attend the Annual Meeting.
Q:	Can I change my vote after I have mailed my signed proxy card?
A:	Yes. You can change your vote in one of three ways, at any time before your proxy is voted at the Annual Meeting, by (a) revoking your proxy by written notice to our Corporate Secretary stating that you would like to revoke your proxy, (b) completing and submitting a new proxy card bearing a later date, or (c) attending the Annual Meeting and voting in person.
Q:	Who will bear the cost of this solicitation?
A:	The company will pay for the cost of soliciting proxies and may reimburse brokerage firms and others for their expenses in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but our regular employees may, without additional compensation, solicit proxies personally by telephone, e-mail or fax.

Q:	Whom should I contact with questions?
A:	If you have any questions of if you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451, telephone number (781) 622-1117.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on April 28, 2009 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the company’s outstanding voting securities consisted of 35,771,400 shares of common stock.

Holders of a majority of the company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” “AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given.

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (a) delivering a written notice of revocation to the chief financial officer of the company, (b) filing a duly executed proxy bearing a later date with the company or (c) attending the Annual Meeting and voting in person.

Caturano has acted as the company’s independent auditor continuously since 2006. Caturano was selected by the Audit Committee to perform the audit function for the fiscal year ended December 31, 2008. Caturano was not present at the company’s Annual Meeting in 2008 and will not be present at the company’s Annual Meeting in 2009.

The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy will be borne by the company. The company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the company’s voting securities. The company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the company does not intend to solicit proxies other than by mail.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Subject to the rights of holders of any series of preferred stock to elect directors, the number of directors of the company is established by the Board. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve for one (1) year term, with the term of directors expiring each year at the Annual Meeting; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

At the Annual Meeting, five (5) individuals will be elected as directors, each to serve for a one (1) year term or until his successor is duly elected and qualified. The Board has nominated George N. Hatsopoulos, John N. Hatsopoulos, Earl R. Lewis, Charles T. Maxwell and Alan D. Weinstein for election as directors at the Annual Meeting.

The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” approval of the nominees for election as members of the Board.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of common stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominees unless instructions to the contrary are indicated in the enclosed proxy.

Each nominee has agreed to serve the company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The company’s Amended and Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth the names, ages as of April 29, 2009, and committee memberships of the current directors of the company, the dates they joined the Board and the years in which their terms expire.

Name of Director	Age	Director Since	Term Expires(1)
George N. Hatsopoulos	82	2001	2009
John N. Hatsopoulos	75	2001	2009
Earl R. Lewis(2)	65	2005	2009
Charles T. Maxwell(2)(3)	77	2001	2009
Alan D. Weinstein(3)	66	2001	2009

(1)	Each term ends on the date of the Annual Meeting.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

The following is a brief summary of the background of each director:

George N. Hatsopoulos has been our Chairman of the Board since the organization of the company in July 2001. He is the founder and CEO of Pharos, LLC, an organization devoted to the creation of leading edge business ventures. He is the founder and chairman emeritus of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and served as Chairman and CEO since its founding in 1956 until his retirement from those positions in 1999. Dr. Hatsopoulos has served on the board of the Federal Reserve Bank of Boston, including a term as chairman. He was a member of the Securities and Exchange Commission Advisory Committee on Capital Formation and Regulatory Process, the Advisory Committee of the U.S. Export-Import Bank, and the boards of various corporations and institutions. Dr. Hatsopoulos is a fellow of the American Academy of Arts and Sciences, the American Society of Mechanical Engineers and other scientific and technical organizations. He is the recipient of numerous honors and awards in engineering, science, industry and academics, has authored over 60 articles in professional journals, and is the principal author of textbooks on thermodynamics and thermionic energy conversion. Dr. Hatsopoulos has been a faculty member and senior lecturer at Massachusetts Institute of Technology (“MIT”) and continues his association with the Institute as a Life Member of the Corporation. Dr. Hatsopoulos holds bachelor’s, master’s and doctorate degrees from MIT — all in mechanical engineering.

John N. Hatsopoulos has been the Chief Executive Officer of the company since the organization of the company in July 2001. He is the Chief Executive Officer of Tecogen Inc. (“Tecogen”), a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems and he is also a Partner and Managing Director of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and the retired President and Vice Chairman of the board of directors of that company. He is a member of the board of directors of Antigenics Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (NASDAQ: ANCI), TEI Biosciences Inc., and is a “Member of the Corporation” for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor’s degree in history and mathematics from Northeastern University as well as honorary doctorates in business administration from Boston College and Northeastern University.

Earl R. Lewis became a member of our Board in September 2005. He is Chairman of the Board, Chief Executive Officer and President of FLIR Systems Inc. (NASDAQ: FLIR), a manufacturer of infrared cameras, night vision and thermal imaging systems. Previously, Mr. Lewis was CEO and President of Thermo Instrument Systems Inc., a publicly held subsidiary of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), from 1998 to 2000, and held various senior management positions within Thermo Electron Corporation since 1984. Mr. Lewis is a member of the board of directors of Harvard Bioscience Inc. (NASDAQ: HBIO), SeaHorse Bioscience, Inc. and LabTech Holdings, Inc. and a trustee of Dean College and New Hampton School. Mr. Lewis holds a Bachelor of Science degree from Clarkson University and has attended post-graduate programs at the University of Buffalo, Northeastern University and Harvard University.

Charles T. Maxwell has been a member of our Board since 2001. He is a widely recognized expert in the energy sector, with over 40 years of experience with major oil companies and investment banking firms. He is currently Senior Energy Analyst with Weeden & Co. of Greenwich, Connecticut, where he develops strategic data and forecasts on oil, gas and power markets. Since the early 1980’s, he has been an active member of an Oxford-based organization comprised of the Organization of the Petroleum Exporting Countries (“OPEC”) and other industry executives from 30 countries who meet twice annually to analyze trends within the global energy industries and markets. He is a member of the board of directors of Chesapeake Energy Corp. (NYSE: CHK). Mr. Maxwell graduated cum laude in political sciences from Princeton University as a Jadwin Scholar and holds a B.A. from Oxford University as a Marshall Scholar in literature and history.

Alan D. Weinstein has been a member of our Board since 2001. He is currently a consultant working with healthcare startups. He is the retired President of Premier Inc. (“Premier”), a strategic alliance of over 1,700 hospitals throughout the U.S. Mr. Weinstein left Premier in 2000 after merging his previous company, Premier Health Alliance, with AmHS and SunHealth in 1995. During his tenure at Premier, the alliance’s members were group purchasing $12 billion annually in goods and services negotiated by Premier on their behalf. The alliance also provided its members with broad-based services including process design, benchmarking, performance improvement, technology assessment, insurance programs and biomedical engineering maintenance programs. From 1983 to 1995, Mr. Weinstein was the CEO and President of Premier Health Alliance, a strategic alliance owned by 54 teaching hospitals across the U.S. During his three-decade career in healthcare, Mr. Weinstein has supported medical care organizations in developing shared programs and achieving greater economies of scale. Mr. Weinstein currently serves on the board of the American International Health Alliance, and is a speaker and writer on collaborative endeavors in hospital and health system management. Mr. Weinstein has a B.A. from Allegheny College in Meadville, Pennsylvania and an M.B.A. from Cornell University.

There are no family relationships among members of our Board, other than Dr. George N. Hatsopoulos and Mr. John N. Hatsopoulos who are brothers. All members of our Board attended via conference call our 2008 Annual Meeting.

Meetings and Committees of the Board

The Board currently has two (2) committees: an Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and a Compensation Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2008, and its function. All members of these committees are non-employee directors.

The Board held one (1) meeting during the fiscal year ended December 31, 2008. Each director attended all of the meetings of the Board during his term. The Board has determined that all of its directors, other than Mr. George N. Hatsopoulos and Mr. John N. Hatsopoulos, are “independent” for purposes of the rules and regulations of the Securities and Exchange Commission (the “SEC”) and Nasdaq listing standards.

The members of the Audit Committee are Mr. Lewis and Mr. Maxwell. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2008. The functions of the Audit Committee include reviewing and supervising the financial controls of the company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the company, meeting with the officers of the company regarding the company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.americandg.com. The Board has determined that the members of the Audit Committee are “independent” under SEC and Nasdaq listing standards. The Board has determined that Earl R. Lewis qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K.

The members of the Compensation Committee are Mr. Maxwell and Mr. Weinstein. The Compensation Committee held one (1) meeting during the fiscal year ended December 31, 2008. The Compensation Committee’s functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.americandg.com. The Board has determined that the members of the Compensation Committee are “independent” for purposes of SEC and Nasdaq rules.

Our Chief Executive Officer has been instrumental in the design and recommendation to the compensation committee of compensation plans and awards for our directors and executive officers including our President, Chief Operating Officer and Chief Financial Officer. All compensation decisions for the Chief Executive Officer and all other executive officers are reviewed and approved by the Compensation Committee, subject to ratification by the Board.

The company does not have a Nominating and Corporate Governance Committee but will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to American DG Energy Inc., attention: Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the company within the last three years and evidence of the nominating person’s ownership of company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The company has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The company believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members. In order to identify and evaluate nominees for director, the company regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The company considers each individual candidate in the context of the current perceived needs of the Board as a whole. The company uses the same process for evaluating all nominees, regardless of the original source of the nomination. The Board does not think that a Nominating Committee is appropriate for a company of its size. All of the members of the Board participate in the consideration of director nominations.

The company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. The company, however, does not have a formal policy in place regarding Board members’ attendance at annual meetings of the stockholders of the company.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the company shall direct the communication in written correspondence by letter to American DG Energy Inc., attention Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451. If such communication is intended for some but not all of the members of the Board, the mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication”. The Corporate Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 2009, certain information with respect to the beneficial ownership of the company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Exchange Act known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 34,695,210 shares of common stock issued and outstanding as of April 20, 2009, and do not include 1,076,190 shares of restricted common stock issued on April 23, 2009.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Shares Beneficially Owned
5% Stockholders:
John N. Hatsopoulos(2)	9,294,495	26.07%
George N. Hatsopoulos(3)	6,736,418	19.14%
In Holdings Corp.(4)	4,961,905	12.77%
Nettlestone Enterprises Limited(5)	2,471,950	7.12%
Joseph J. Ritchie(6)	1,899,700	5.48%
Directors & Officers:
John N. Hatsopoulos(2)	9,294,495	26.07%
George N. Hatsopoulos(3)	6,736,418	19.14%
Barry J. Sanders(7)	851,500	2.42%
Charles T. Maxwell(8)	419,048	1.20%
Anthony S. Loumidis(9)	275,000	0.79%
Alan D. Weinstein(10)	200,000	0.57%
Earl R. Lewis(11)	175,000	0.50%
All executive officers and directors as a group (7 persons)	17,951,461	48.26%

(1)	The address of the officers and directors listed in the table above is: c/o American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451.
(2)	Includes: (a) 500,000 shares of common stock, par value $0.001 per share held by John Hatsopoulos and his wife, Patricia Hatsopoulos, as joint tenants with rights of survivorship, each of whom share voting and investment power; (b) 7,831,400 shares of common stock directly held by Mr. Hatsopoulos; (c) 225,000 shares of common stock that Mr. Hatsopoulos has the right to acquire pursuant to currently exercisable warrants or warrants that become exercisable within 60 days of April 29, 2009; and (d) 738,095 shares of common stock pursuant to currently convertible 8% senior debentures. This amount does not include 476,190 shares purchased on April 23, 2009, held in the John Hatsopoulos 1989 Family Trust for the benefit of Mr. and Mrs. Hatsopoulos’s adult children, for which Paris Nikolaidis is the sole trustee. Mr. Hatsopoulos disclaims beneficial ownership of the shares held by this trust.
(3)	Includes: (a) 500,000 shares of common stock, par value $0.001 per share held by George Hatsopoulos and his wife, Daphne Hatsopoulos, as joint tenants, each of whom share voting and investment power; (b) 5,737,609 shares of common stock directly held by Mr. Hatsopoulos; (c) 225,000 shares of common stock that Mr. Hatsopoulos has the right to acquire pursuant to currently exercisable warrants or warrants that become exercisable within 60 days of April 29, 2009; and (d) 273,809 shares of common stock pursuant to currently convertible 8% senior debentures. This amount does not include 2,272,391 shares held in the 1994 Hatsopoulos Family Trust for the benefit of Mr. and Mrs. Hatsopoulos’s adult children, for which Daphne Hatsopoulos is the sole trustee. Mr. Hatsopoulos disclaims beneficial ownership of the shares held by this trust.
(4)	Includes: (a) 795,238 shares of common stock, par value $0.001 per share directly held by In Holdings Corp.; and (b) 4,166,667 shares of common stock that In Holdings Corp. has the right to acquire pursuant to currently convertible 8% senior debentures or 8% senior debentures that become convertible within 60 days of April 29, 2009. Konstantinos Samaras exercises sole voting and/or dispositive power with respect to the shares of common stock that In Holdings Corp. holds or has the right to acquire pursuant to currently convertible 8% senior debentures. In Holdings Corp’s address is: Calle 50 No. 2, Edif Universal Planta Baja, Apartado 0816-02580, Republic of Panama.
(5)	Amount of common stock beneficially owned: 2,471,950. Nettlestone Enterprises Limited address is: P.O. Box 665 Roseneath, The Grange, St. Peter Port, Guernsey GY1-3SJ, Channel Islands. This amount does not include 476,190 shares purchased on April 23, 2009.
(6)	Amount of common stock beneficially owned: 1,899,700. Joseph J. Ritchie’s address is: 2100 Enterprise Avenue, Geneva, Illinois 60134.
(7)	Includes: (a) 350,000 shares of common stock par value $0.001 per share; and (b) options to purchase 501,500 shares of common stock exercisable within 60 days of April 29, 2009.
(8)	Includes: (a) 200,000 shares of common stock par value $0.001 per share; (b) options to purchase 100,000 shares of common stock, exercisable within 60 days of April 29, 2009; and (c) 119,048 shares of common stock pursuant to currently convertible 8% senior debentures. This amount does not include 23,810 shares purchased on April 23, 2009.
(9)	Includes: (a) 130,000 shares of common stock par value $0.001 per share; and (b) options to purchase 145,000 shares of common stock exercisable within 60 days of April 29, 2009.
(10)	Includes: (a) 100,000 shares of common stock par value $0.001 per share; and (b) options to purchase 100,000 shares of common stock exercisable within 60 days of April 29, 2009.
(11)	Includes: (a) 100,000 shares of common stock par value $0.001 per share; and (b) options to purchase 75,000 shares of common stock exercisable within 60 days of April 29, 2009.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of December 31, 2008.

Name	Age	Position(s)
John N. Hatsopoulos	75	Chief Executive Officer and Director
Barry J. Sanders	48	President and Chief Operating Officer
Anthony S. Loumidis	44	Chief Financial Officer, Secretary and Treasurer

John N. Hatsopoulos has been the Chief Executive Officer of the company since the organization of the company in July 2001. He is the Chief Executive Officer of Tecogen, a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems and he is also a Partner and Managing Director of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and is the retired President and Vice Chairman of the board of directors of that company. He is a member of the board of directors of Antigenics Inc. (NASDAQ: AGEN), American CareSource Holdings, Inc. (NASDAQ: ANCI), TEI Biosciences Inc., and is a “Member of the Corporation” for Northeastern University. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor’s degree in history and mathematics from Northeastern University as well as honorary doctorates in business administration from Boston College and Northeastern University.

Barry J. Sanders has been our President and Chief Operating Officer since 2001. From 1992 to 2001, he served as Executive Vice President of Micrologic, Inc., an equipment asset management company where he directed the company’s business-to-business group. From 1990 to 1992, he was the Marketing Manager at Andover Controls Corp., a building automation systems company, and from 1988 to 1990 he was at Tecogen, an affiliate of the company, where he directed the successful introduction of that company’s distributed generation chiller products. Mr. Sanders has also managed research and development projects for the New York State Energy Research and Development Authority in Albany, New York, where he created the University-Industry Energy Research Program to accelerate commercialization of new technologies. Mr. Sanders holds a bachelor’s degree in chemical engineering from the University of Rochester and a master’s of business administration degree in marketing from Rensselaer Polytechnic Institute.

Anthony S. Loumidis has been our Chief Financial Officer and Treasurer since 2001. Mr. Loumidis devotes a substantial part of his business time to the affairs of the company. He is the Vice President and Treasurer of Tecogen, a manufacturer of natural gas, engine-driven commercial and industrial cooling and cogeneration systems and he is also a Partner and President of Alexandros Partners LLC, a financial advisory firm providing consulting services to early stage entrepreneurial ventures. Mr. Loumidis was previously with

Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), where he held various positions including National Sales Manager for Thermo Capital Financial Services, Manager of Investor Relations and Manager of Business Development of Tecomet, a subsidiary of Thermo Electron Corporation. Mr. Loumidis is a National Association of Securities Dealers registered representative, holds a bachelor’s degree in business administration from the American College of Greece in Athens and a master’s degree in business administration from Northeastern University.

There are no family relationships among our executive officers. Each executive officer is elected or appointed by, and serves at the discretion of, our Board. The elected officers of the company will hold office until their successors are duly elected and qualified, or until their earlier resignation or removal.

Executive Compensation

The following table sets forth the compensation of our named executive officers, which consist of our chief executive officer and by other executive officers during the fiscal year ended December 31, 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
John N. Hatsopoulos(2) Chief Executive Officer	2008	—	—		—		—		—		—
	2007	—	—		—		—		—		—
Barry J. Sanders President and Chief Operating Officer	2008	175,430	—		—		—		372	(5)	175,802
	2007	168,683	—		139,800	(3)	374,193	(4)	372	(5)	683,048
Anthony S. Loumidis(6) Chief Financial Officer and Treasurer	2008	160,680	—		—		—		372	(5)	161,052
	2007	154,500	5,000	(7)	27,960	(8)	129,928	(9)	372	(5)	317,760

(1)	Dollar amounts shown for stock and option awards do not reflect compensation actually received by the executive officers. Instead, the amounts shown represent the fair value of the award granted pursuant to the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.
(2)	John N. Hatsopoulos did not receive a salary, bonus or any other compensation in 2007 or 2008, and will not receive a salary, bonus or any other compensation in 2009.
(3)	Includes restricted stock to purchase 200,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25% of the shares vesting on January 2, 2008 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.
(4)	Includes stock option award to purchase 720,000 shares of common stock at a purchase price of $0.90 per share granted on December 18, 2007, with 72,000 the shares vesting on December 31, 2007 and then an additional 72,000 shares on each of the subsequent nine anniversaries thereafter, subject to acceleration of vesting upon a change in control.
(5)	Includes group life insurance of $372.
(6)	Anthony S. Loumidis devotes part of his business time to the affairs of GlenRose Instruments Inc., and part of his salary is reimbursed by GlenRose Instruments Inc.
(7)	Includes $5,000 paid in February 2007 as a cash bonus.
(8)	Includes restricted stock to purchase 40,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 25% of the shares vesting on January 2, 2008 and 25% of the shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.
(9)	Includes stock option award to purchase 250,000 shares of common stock at a purchase price of $0.90 per share granted on December 18, 2007, with 25,000 the shares vesting on December 31, 2007 and then an additional 25,000 shares on each of the subsequent nine anniversaries thereafter, subject to acceleration of vesting upon a change in control.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2008. Our named executive officers did not exercise any options during the fiscal year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested (#)	Market Value of Shares of Stock that have not Vested ($)(1)
John N. Hatsopoulos	—	—	—	—	—	—
Barry J. Sanders(2)(3)	320,000	—	0.07	12/10/2011	185,000	366,300
Barry J. Sanders(4)	50,000	12,500	0.70	3/14/2015	—	—
Barry J. Sanders(5)	720,000	576,000	0.90	12/18/2017	—	—
Anthony S. Loumidis(6)(7)	20,000	—	0.70	2/24/2014	45,000	89,100
Anthony S. Loumidis(8)	100,000	25,000	0.70	9/29/2015	—	—
Anthony S. Loumidis(9)	250,000	200,000	0.90	12/18/2017	—	—

(1)	Market value of shares of stock that have not vested is computed on the closing market price of the company’s common stock at December 31, 2008, which was $1.98 per share.
(2)	Includes stock option award granted on December 10, 2001, with 25% of the shares vesting on December 10, 2002 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.
(3)	Includes: (a) restricted stock to purchase 10,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 25%of the shares vesting on July 1, 2007 and then 25% of the shares on each subsequent anniversary of January 2, 2007, subject to acceleration of vesting upon a change in control prior to a termination event, (b) restricted stock to purchase 25,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 25%of the shares vesting on July 1, 2007 and then 25% of the shares on each subsequent anniversary of January 2, 2007, subject to acceleration of vesting upon a change in control prior to a termination event, and (c) restricted stock to purchase 150,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 50,000 of the shares vesting on January 2, 2008 and 50,000 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.
(4)	Includes stock option award granted on March 14, 2005, with 25% of the shares vesting on March 14, 2006 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.
(5)	Includes stock option award granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Sander’s continued employment and subject to acceleration of vesting upon a change in control.
(6)	Includes stock option award granted on February 24, 2004, with 25% of the shares vesting on February 24, 2005 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.
(7)	Includes: (a) restricted stock to purchase 15,000 shares of common stock at a purchase price of $.001 per share granted on June 7, 2006, with 25%of the shares vesting on July 1, 2007 and then 25% of the shares on each subsequent anniversary of January 2, 2007, subject to acceleration of vesting upon a change in control prior to a termination event, and (b) restricted stock to purchase 30,000 shares of common stock at a purchase price of $.001 per share granted on February 20, 2007, with 10,000 of the shares vesting on January 2, 2008 and 10,000 shares vesting on each subsequent anniversary thereafter, subject to acceleration of vesting upon a change in control prior to a termination event.
(8)	Includes stock option award granted on September 29, 2005, with 25% of the shares vesting on September 29, 2006 and then an additional 25% of the shares on each of the subsequent four anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.
(9)	Includes stock option award granted on December 18, 2007, with 10% of the shares vesting on December 31, 2007 and then an additional 10% of the shares on each of the subsequent nine anniversaries thereafter, subject to Mr. Loumidis continued employment and subject to acceleration of vesting upon a change in control.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

None of our executive officers has an employment contract or change-in-control arrangement.

Our stock and option awards contain certain change-in-control provisions. A description of those provisions are set forth below:

Stock Awards Change in Control Definition

Change in Control shall mean (a) the acquisition in a transaction or series of transactions by any person (such term to include anyone deemed a person under Section 13(d)(3) of the Exchange Act), other than the company or any of its subsidiaries, or any employee benefit plan or related trust of the company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors; provided a Change in Control shall not occur solely as the result of an Initial Public Offering or (b) the sale or other disposition of all or substantially all of the assets of the company in one transaction or series of related transactions.

Option Awards Change in Control Definition

Accelerated Vesting Due to Acquisition.  In the event an acquisition that is not a private transaction occurs while the optionee maintains a business relationship with the company and this option has not fully vested, this option shall become exercisable for 100% of the then number of Shares as to which it has not vested, such vesting to occur immediately prior to the closing of the Acquisition.

Definitions.  The following definitions shall apply: Acquisition means (i) the sale of the company by merger in which the shareholders of the company in their capacity as such no longer own a majority of the outstanding equity securities of the company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the company (other than in a spin-off or similar transaction) or (iii) any other acquisition of the business of the company, as determined by the Board. Business relationship means service to the company or its successor in the capacity of an employee, officer, director or consultant. Private transaction” means any acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities the Securities Act of 1933, as amended, or any successor statute and/or (iii) securities for which the company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act of 1933, as amended.

Director Compensation

Each director who is not also one of our employees will receive a fee of $500 per day for service on our Board, or a fee of $500 per day for serving on each of the Audit and Compensation Committees. Non-employee directors also will be eligible to receive stock or options awards under our equity incentive plan.

We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Any director who is also one of our employees receives no additional compensation for serving as a director. The following table sets forth information with respect to director compensation for the fiscal year ended December 31, 2008.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
George N. Hatsopoulos	—	—	—	—
John N. Hatsopoulos	—	—	—	—
Earl R. Lewis	2,500	—	—	2,500
Charles T. Maxwell	3,000	—	—	3,000
Alan D. Weinstein	1,000	—	—	1,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the officers and directors of the company, and persons who own 10% or more of any class of equity interests in the company, to report their beneficial ownership of equity interests in the company to the SEC. Their initial reports are required to be filed using the SEC’s Form 3, and they are required to report subsequent purchases, sales and other changes using the SEC’s Form 4, which must be filed within two days of most transactions. Officers, directors and shareholders owning more than 10% of any class of equity interests in the company are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a). Based solely on our review of the copies of these reports furnished to us or written representations that no such reports were required, we believe that, during 2008, all filing requirements under 16(a) of the Exchange Act applicable to our executive officers, directors and greater that 10% shareholders were timely met.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008, regarding common stock that may be issued under the company’s equity compensation plans. Information is included for both equity compensation plans approved by the company’s stockholders and not approved by the company’s stockholders (which date back to before the company became a reporting company under the Exchange Act).

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Second Column)
Equity compensation plans approved by security holders	2,329,000	$0.68	1,061,500
Equity compensation plans not approved by security holders	—	$—	—
Total	2,329,000	$0.68	1,061,500

Certain Relationships and Related Party Transactions

The company purchases the majority of its cogeneration units from Tecogen, an affiliate company sharing similar ownership. In addition, Tecogen pays certain operating expenses, including benefits and payroll, on behalf of the company and the company leases office space from Tecogen. These costs were reimbursed by the company. Tecogen has a sublease agreement for the office building, which expires on March 31, 2014. In January 2006, the company entered into the 2006 Facilities, Support Services and Business Agreement, or the Agreement, with Tecogen, to provide the company with certain office and business support services for a period of one year, renewable annually by mutual agreement. In January and May 2008, we amended the Agreement with Tecogen. Under the amendments, Tecogen provides the company with office space and utilities at a monthly rate of $2,053 and $2,780, respectively. Subsequent to year-end, on January 2009, the company assumed additional space and amended the office space and utilities to a monthly rate of $4,838. The company has sales representation rights to Tecogen’s products and services. In New England, the company has exclusive sales representation rights to Tecogen’s cogeneration products. The company has granted Tecogen sales representation rights to its On-Site Utility energy service in California.

In April and June of 2006, the company issued convertible debentures totaling $6,075,000 to existing investors (the “debentures”). The debentures accrue interest at a rate of 8% per annum and are due five years from the issuance date. The debentures are convertible, at the option of the holder, into a number of shares of common stock as determined by dividing the original outstanding amount of the respective debenture by the conversion price in effect at the time. The initial conversion price of the debenture is $0.84 and is subject to adjustment in accordance with the agreement. As of December 31, 2008 the conversion price of the debenture has not been adjusted.

In 2007, a holder of the company’s 8% Convertible Debenture elected to convert $50,000 of the outstanding principal amount of the debenture into 59,524 shares of common stock. In 2008, two holders of the company’s 8% Convertible Debenture elected to convert $150,000 of the outstanding principal amount of the debentures into 178,572 shares of common stock. At December 31, 2008, there were 6,994,049 shares of common stock issuable upon conversion of our outstanding convertible debentures. In April 2009, a holder of the company’s 8% Convertible Debenture elected to convert $500,000 of the outstanding principal amount of the debenture into 595,238 shares of common stock.

During the year ended December 31, 2006, the company issued 876,800 shares of common stock to Tecogen employees. The shares of common stock were fully vested and did not contain any restrictive provisions. The common stock was issued at a fair value of $0.70 per share.

On February 15, 2007, the company loaned the minority interest partner in ADGNY $20,000 by signing a two year loan agreement earning interest at 12% per annum. On April 1, 2007, the company loaned an additional $75,000 to the same minority interest partner by signing a two year note agreement earning interest at 12% per annum, and on May 16, 2007, the company loaned an additional $55,000 to the same partner by signing a two year note agreement under the same terms. All notes are secured by the partner’s minority interest. On October 11, 2007, we extended to our minority interest partner a line of credit of $500,000. At December 31, 2008, $265,012 was outstanding and due to the company under the combination of the above agreements.

The company’s Chief Financial Officer devotes part of his business time to the affairs of GlenRose Instruments Inc. (“GlenRose”), and part of his salary is reimbursed by GlenRose. Also, the company’s Chief Executive Officer is the Chairman of the Board and a significant investor in GlenRose and did not receive a salary, bonus or any other compensation from GlenRose in 2008.

It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

Code of Ethics

The company has adopted a code of ethics that applies to the company’s Chief Executive Officer and Chief Financial Officer. The company’s code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the company files with, or submits to, the SEC and in other public communications made by the company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and accountability for adherence to the code of ethics.

PROPOSAL 2

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Caturano has acted as our independent auditor continuously since 2006. Caturano was selected by the Audit Committee to perform the audit function for the fiscal year ended December 31, 2008. No independent auditor has yet been selected by the Audit Committee to perform the audit function for the fiscal year ending December 31, 2009. It is expected that the Audit Committee will approve the engagement of an independent auditor as soon as practicable.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the company’s common stock represented in person or by proxy at the Annual Meeting is required to approve the proposal to ratify the appointment of Caturano as our independent registered public accounting firm for the fiscal year ended December 31, 2009.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Caturano as our independent registered public accounting firm for the fiscal year ended December 31, 2009.

Fees Paid to Principal Accountants

The following table summarizes fees billed to the company by Caturano for professional services rendered for each of the last two fiscal years of the company.

	2008	2007
Audit Fees	$130,023	$107,915
Audit-Related Fees	—	48,811
Tax Fees	20,000	43,500
All Other Fees	7,584	—
Total	$157,607	$200,226

Audit Fees.  The audit fees consist of aggregate fees billed for professional services rendered by the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.

Audit-Related Fees.  The audit-related fees consist of aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”. These services were primarily for the benefit compensation plan audits.

Tax Fees.  Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal and state tax compliance, and tax audit defense.

All Other Fees.  Fees are billed for professional services rendered in connection with the company’s annual report on Form 10-K are included in All Other Fees.

Audit Pre-Approval of Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Approval of Fees

Our Audit Committee approved all audit related fees, tax fees and all other fees listed above provided by Caturano to us during the last two fiscal years of the company.

REPORT OF AUDIT COMMITTEE

The purpose of the Audit Committee is to assist the Board in its oversight of (a) the integrity of the company’s financial statements; (b) the qualifications and independence of the company’s independent registered public accounting firm; (c) the performance of the independent registered public accounting firm and the company’s internal audit personnel; and (d) the company’s compliance with legal and regulatory requirements. Management has primary responsibility for the financial statements, reporting process and internal controls. The company’s independent registered public accounting firm is responsible for auditing the financial statements in accordance with generally accepted auditing standards and issuing an opinion as to whether the company’s financial statements are, in all material respects, presented fairly in conformity with generally accepted accounting principles. The Audit Committee operates according to a written charter that is available on the company’s website at www.americandg.com under the “Investors, Corporate Governance” headings.

The Audit Committee’s duties and responsibilities are outlined in its charter and include, among other things, (i) the review of the company’s financial statements and the independent audit process; (ii) the review of critical accounting policies and practices used by the company; (iii) the effect of any proposed changes in accounting principles or practices upon the company; (iv) the consideration and review of the company’s assessment of the effectiveness of its internal accounting controls; and (v) the selection, retention and termination of the company’s independent registered public accounting firm. In addition, the committee reviews with management and the company’s independent registered public accounting firm the financial statements to be included in the company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the “Management’s Discussion and Analysis” section thereof, and those matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, Communication with Audit Committees (“SAS No. 61”).

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the Audit Committee reviewed and discussed management’s evaluation of the company’s system of internal control over financial reporting. As part of this process, the Audit Committee examined management’s progress in testing and evaluating the system of internal control over financial reporting and was provided periodic updates from management on the status of such testing and evaluation. The Audit Committee reviewed and discussed with management the effectiveness of the company’s internal control over financial reporting as well as management’s report..

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with the company’s independent registered public accounting firm, Caturano, and management, the company’s audited consolidated financial statements for the fiscal year ended December 31, 2008. The Audit Committee has also discussed with the independent registered public accounting firm such matters as are required to be discussed with the Audit Committee by SAS No. 61. In addition, the committee has received written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based upon the Audit Committee’s review and discussion of the foregoing information and in accordance with the provisions of its charter, the Audit Committee recommended to the Board that the consolidated financial statements of the company for the fiscal year ended December 31, 2008, as audited by Caturano, be included in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, and filed with the SEC. The Audit Committee’s recommendations were made to the Board and, after due consideration, were approved as presented.

The Audit Committee
Earl R. Lewis Charles T. Maxwell

* * *

The foregoing Audit Committee Report (the “Report”) shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the company with the SEC under the Securities Act of 1933 or the Exchange Act, except to the extent that the company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the company, which may be amended from time to time. Proposals of stockholders intended to be presented at the company’s next annual meeting of stockholders in 2010 must be received by the company (Attention: Corporate Secretary, at the principal offices of the company) no later than January 1, 2010, for inclusion in the company’s proxy statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the company on or between January 1, 2010 and January 31, 2010 and must comply with the notice procedures set forth in the Amended and Restated Bylaws, which is posted on our website at www.americandg.com. If you intend to present a proposal at our 2010 annual meeting, but you do not intend to have it included in our 2010 proxy statement, you must provide written notice of the stockholder proposal to the company (Attention: Corporate Secretary, at the principal offices of the company) no later than March 16, 2010.

ANNUAL REPORT

A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2008, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

ANNUAL REPORT ON FORM 10-K

WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF AMERICAN DG ENERGY INC., 45 FIRST AVENUE, WALTHAM, MASSACHUSETTS 02451. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF APRIL 28, 2009, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the company’s recent reports on Form 10-K and Form 10-Q as filed with the SEC will be provided to stockholders without charge upon written or oral request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117. Copies of our Exchange Act reports are also posted on our website at www.americandg.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding”, potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are the company’s stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement or, if you think that you are eligible for “householding” and would like to request a single copy of the annual report and proxy statement for all of the security holders sharing your same address, please notify your broker and direct your request to Anthony S. Loumidis, Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, Massachusetts, 02451 telephone number (781) 622-1117.

By Order of the Board,

John N. Hatsopoulos
Chief Executive Officer

April 29, 2009
Waltham, Massachusetts

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

AMERICAN DG ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for the Annual Meeting of Shareholders,
May 29, 2009 at 1:00 P.M.

The undersigned hereby constitutes and appoints John N. Hatsopoulos, Barry J. Sanders and Anthony S. Loumidis, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of American DG Energy Inc. which the undersigned has the full power to vote at the Annual Meeting of Shareholders of American DG Energy Inc. to be held at the corporate headquarters of American DG Energy Inc. at 45 First Avenue, Waltham, Massachusetts, on Friday, May 29, 2009 at 1:00 p.m, and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

The Board of Directors recommends a vote FOR Proposals 1 and 2. To vote in accordance with the Board of Directors recommendations, just sign below – no boxes need to be checked.

Please mark your votes like this ☒

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (see instructions below)
☐	☐	☐

NOMINEES:

- (01) George N. Hatsopoulos ☐
- (02) John N. Hatsopoulos ☐
- (03) Earl R. Lewis ☐
- (04) Charles T. Maxwell ☐
- (05) Alan D. Weinstein ☐

Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box next to each nominee you wish to withhold, as shown here. ☒

FOR	AGAINST	ABSTAIN
☐	☐	☐

Unless otherwise specified by the undersigned, this proxy will be voted FOR all nominees for Director and for Proposal 2 and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature________________ **Signature**________________ **Date**________, **2009.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.